Corporate Presentation May 2022 Exhibit 99.1

Cautionary Notes Forward Looking Statements - Certain statements in this presentation may be considered forward-looking statements, including statements with respect to the Company’s outlook and expectations relating to the Company’s technology roadmap and the timing and performance thereof; expectations relating to the potential applications of quantum computing, including the ability of quantum computing to solve problems; expectations with respect to quantum computing being the next frontier in quantum computing and the fountainhead of industry progress and innovation and the potential power of a quantum computer; expectations with respect to potential market opportunity for quantum computing; and expectations relating to growth of the business, including with respect to future potential contracts, partners, development activities and expansion of QCaaS. Forward-looking statements generally relate to future events and can be identified by terminology such as “pro forma,” “may,” “should,” “could,” “might,” “plan,” “possible,” “project,” “strive,” “budget,” “forecast,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential,” “pursue,” “outlook,” “guidance” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Rigetti and its management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: Rigetti’s ability to achieve milestones, technological advancements, including with respect to its roadmap, help unlock quantum computing, and develop practical applications; the potential of quantum computing; the ability of Rigetti to obtain government contracts and the availability of government funding; the ability of Rigetti to expand its QCaaS business; the success of Rigetti’s partnerships and collaborations; Rigetti’s ability to accelerate its development of multiple generations of quantum processors; the outcome of any legal proceedings that may be instituted against Rigetti or others with respect to the business combination or other matters; the ability to meet stock exchange listing standards; the risk that the business combination disrupts current plans and operations of Rigetti; the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of Rigetti to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; costs related to the business combination and operating as a public company; changes in applicable laws or regulations; the possibility that Rigetti may be adversely affected by other economic, business, or competitive factors; Rigetti’s estimates of expenses and profitability; the evolution of the markets in which Rigetti competes; the ability of Rigetti to execute on its technology roadmap; the ability of Rigetti to implement its strategic initiatives, expansion plans and continue to innovate its existing services; the impact of the COVID-19 pandemic on Rigetti’s business; the expected use of proceeds of the business combination; the sufficiency of Rigetti’s cash resources; unfavorable conditions in Rigetti’s industry, the global economy or global supply chain, including financial and credit market fluctuations, inflation, increased costs, international trade relations, political turmoil, natural catastrophes, warfare (such as the ongoing military conflict between Russia and Ukraine and related sanctions against Russia), and terrorist attacks; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Form 10-Q for the three months ended March 31, 2022, filed with the Securities and Exchange Commission (the “SEC”) on May 16, 2022, and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements other than as required by applicable law. The Company does not give any assurance that it will achieve its expectations.

Use of Non-GAAP Financial Metrics and Other Key Financial Metrics – To supplement Rigetti’s financial results and guidance presented in accordance with U.S. generally accepted accounting principles (GAAP), the Company uses certain non-GAAP financial measures in this presentation. In particular, the Company presents Adjusted EBITDA, which excludes from GAAP reported net loss certain items as detailed in the reconciliation tables included at the end of this presentation. The Company believes that Adjusted EBITDA can provide a useful measure for period-to-period comparisons of its business as it removes the impact of certain non-cash items and certain variable charges. The Company believes that this non-GAAP financial measure provides useful supplementary information to, and facilitates additional analysis by, investors and analysts and that this non-GAAP financial measure, when considered together with the Company’s financial information prepared in accordance with GAAP, can enhance investors’ and analysts’ ability to meaningfully compare the Company’s results from period to period and to identify operating trends in the Company’s business. The Company’s management also regularly uses this non-GAAP financial measure internally to understand, manage and evaluate the Company’s business and to make operating decisions. Because this non-GAAP financial measure is an important internal measurement for the Company’s management, the Company also believes that this non-GAAP financial measure is useful to investors and analysts since it allows for greater transparency with respect to key financial metrics the Company uses in assessing its own operating performance and making operating decisions. This non-GAAP financial measure is not meant to be considered in isolation or as a substitute for comparable GAAP measures; should be read in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP; has no standardized meaning prescribed by GAAP; and is not prepared under any comprehensive set of accounting rules or principles in the reconciliation tables that follow. In addition, from time to time in the future there may be other items that the Company may exclude for purposes of its non-GAAP financial measures; and the Company may in the future cease to exclude items that it has historically excluded for purposes of its non-GAAP financial measures. Likewise, the Company may determine to modify the nature of its adjustments to arrive at its non-GAAP financial measures. Because of the non-standardized definitions of non-GAAP financial measures, the non-GAAP financial measure as used by the Company in this presentation and the accompanying tables has limits in its usefulness to investors and may be calculated differently from, and therefore may not be directly comparable to, similarly titled measures used by other companies. Use of Data - Industry and market data used in this presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Rigetti has not independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. References in this presentation to our “partners” or “partnerships” with technology companies, governmental entities, universities or others do not denote that our relationship with any such party is in a legal partnership form, but rather is a generic reference to our contractual relationship with such party. Trademarks - This presentation contains trademarks, service marks, trade names and copyrights of other companies, which are property of their respective owners. Cautionary Notes (continued)

Mission: Build the world’s most powerful computers to help solve humanity’s most important and pressing problems.

Investment Highlights World-changing potential Cutting-edge technology Top-tier partners Pioneering leadership Pioneers and Innovators in Quantum Rigetti Computing

World-changing Potential: Over the next decade, we believe one quantum computer has the potential to be more powerful than the entire current global cloud.

Computing power scales linearly with each additional bit Quantum Bits (Qubits) Both 0 and 1 at the same time Classical Bits (Binary) Either 0 or 1 Computing power doubles with each additional qubit Harnessing nature’s operating system unlocks opportunity for exponential computational power Solves problems by evaluating solutions sequentially. Solves problems by evaluating solutions simultaneously.

“Moore’s Law has finished.” - Jensen Huang, 2019 CEO, NVIDIA “Moore’s Law is dead. Moore’s Law is over.” - Mike Muller, 2018 CTO, ARM RISC 2x / 1.5 yrs (52% / yr) CISC 2x / 2.5 yrs (22% / yr) End of Dennard scaling Multicore 2x / 3.5 yrs (23% / yr) Amdahl’s Law 2x / 6 yrs (12% / yr) Processor performance Diminishing returns 2x / 20 yrs (3% / yr) We believe quantum is the next frontier in computational power 1980 1985 1990 1995 2000 2005 2010 2015 Performance of classical processors since 1980 Note CISC = Complex Instruction Set Computer. RISC = Reduced Instruction Set Computer Source Equity Research, Press, “Beyond Moore’s Law with Parallel Processing & Heterogeneous SoCs.” Embedded Computing Design, 1 Mar. 2021.

Solving today’s challenges requires the computational power of tomorrow.

Climate Simulation Computational Fluid Dynamics Computer Vision Cybersecurity Energy Distribution Hypersonic Simulation Artificial Intelligence In-silico Drug Discovery Investment Risk Mitigation Portfolio Optimization Supply Chain Optimization Potential to unlock solutions to the most pressing and important problems while creating unimagined opportunities

Large untapped opportunity for quantum computers that meet requirements for practical workloads


$850B
$120B
$40B
Forecasted Quantum Computing Generated Operating Income[1,2]
Current Cloud HW Market[3]
Current HPC Market[4]

Requirements for practical workloads

Scale: >1,000 qubits

Error Rates: < 0.5%

Clock Speed: >1 MHz

Fully Programmable & Universal
(run general quantum algorithms)

Manufacturable

Co-processor
(can be used alongside traditional computers)

Delivered over the cloud

rigetti

1 Langione et al., "Where Will Quantum computers Create Value - and When?" Boston Consulting Group, May 2019. 2 Hazan et al., "The Next Tech Revolution: Quantum Computing." McKinsey & Company, March 2020. 3 "Gartner Says Four Trends Are Shaping the Future of Public Cloud," Press Release, Gartner, Inc., August 2, 2021. 4 "High-Perfomance computing (HPC) Market By Component (Solutions, Services), By Deployment (Cloud-based, On-premises), By Application (Healthcare, gaming, Retail, BFSI, Government, Manufacturing, Education, Transportation, Others) and By Region, Forecast to 2028." Emergen Research, April 2021.

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Cutting-edge Technology: We utilize a full-stack strategy, proprietary chip architecture, and a leading quantum modality - superconducting.

Rigetti Quantum Cloud Services (QCS™)

Weaving quantum into the fabric of the cloud



Enterprise
Government
Startups
Academia
Cirq
Qiskit
rigetti PyQuil
Jupyter
APIs & SDKs
aws
Azure
STRANGEWORKS
Partner Quantum Services
OAK RIDGE
Fermilab
Partner HPC
Partner Cloud Services
Customer Hybrid Cloud
Rigetti hybrid co-processing[1,2]
AMPERE
Rigetti quantum computing systems

1 Smith, Robert S., et al. "A Practical Quantum Instruction Set Architecture." *ArXiv:1608.03355 [Quant-Ph]*, Feb. 2017. *arXiv.org*. 2 U.S. Patents 10,127,499, 10,402,743, 10,650,324, 10,956,830 and patents pending

Production quantum computing system integrated with QCS

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World’s first dedicated quantum fab Foundation of cutting-edge R&D infrastructure Provides: Means of quantum chip innovation and production Critical advantages in cycle time, testing infrastructure, and supply chain Attractive value proposition for partnering with academic and government institutions

We view the quantum chip as the fountainhead of industry progress and innovation.

Scale: proprietary modular chip architecture eliminates key scaling roadblocks Typical Quantum Chip Proprietary Quantum Chip Single-chip processors Large-scale processors built from identical tiles Entire re-design with each generation Component yield requirements increase exponentially with qubit count Scaling is slow and expensive Modular, manufacturable, & scalable World’s first multi-chip processor Aspen-M 80Q processor now available on QCS and AWS Braket

Speed: Rigetti demonstrates fast performance on CLOPS speed test


Aspen-11
Aspen-M-1
CLOPS
Number of Shots
10000
8000
6000
4000
2000
1000
800
600
80
100
200
400
600
800
1000
2000
8333
7512
4465
4160
892
844

CLOPS[1], or circuit layer operations per second, characterizes quantum processing speeds inclusive of gate speeds, reprogrammability, and co-processing capabilities, among other factors.

1 CLOPS is calculated as M × K × S × D / time taken where: M = number of templates = 100; K = number of parameter updates = 10; S = number of shots = 100 (or 1000); and D = number of QV layers = log2 QV. To Rigetti's knowledge, CLOPS as a speed test has not been investigated or verified by any independent third party. In addition, while Rigetti applied the above formula in testing the speed of Aspen-M and Aspen-11, there is no guarantee that Rigetti applied the test in the same way as IBM and, as a result, any variability in the application of the test as between Rigetti, IBM or others in the industry that may apply CLOPS in the future could render CLOPS scores incomparable and actual relative performance may materially differ from reported results. Other than IBM, others in the industry have not announced CLOPS as a speed test. As a result, the speed of other competitors as measured by CLOPS is not currently known. In addition, the solution accuracy provided by quantum computers is another key factor, and a quantum computer that may be slower may be preferable to users if it provides a more accurate answer for certain applications. Moreover, the relative leads reflected by speed tests such as CLOPS can change as new generations of quantum computers are introduced by industry participants and, consequently, any advantages cannot be considered permanent and can be expected to change from time to time. Current CLOPS tests may not be indicative of the results of future tests.

rigetti

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Fidelity: Rigetti gate fidelities as high as 99.5% Rigetti demonstrated two qubit gate fidelities as high as 99.5% and a median fidelity of 99.2%. 99.5% fidelities exceeds what is believed to be a key threshold for commercial quantum computing. Measurements were conducted internally on Rigetti’s 9-qubit test device with next-generation chip architecture. Rigetti plans to incorporate its next gen architecture into its planned 84Q system and planned 336Q system in 2023.

Roadmap progress drives value creation Industry progress through breakthrough technical advances 2015 Rigetti 3Q 2018-2020 Rigetti 16Q 2021 Rigetti 80Q 2017-2018 Rigetti 4Q/8Q 2019-present Rigetti 32/40Q 2023 (expected) Rigetti 84Q 2023 (expected) Rigetti 336Q 2025 (expected) Rigetti 1,000+Q in or after 2027 (expected) Rigetti 4,000+Q 80Q Aspen M Processor

1 Includes patents issued and pending - 53 US & 6 European patents have been granted; 86 patents are pending. Quantum computing systems, software & access Quantum processor hardware Algorithms & applications for problem solving Chip design & fabrication Robust IP portfolio: 145 patents and applications Rigetti IP Portfolio Areas:1

Top-tier Partners: We work with renowned public and private organizations to work toward solving real-world problems with quantum.

Rigetti’s technical leadership is recognized for excellence by its partners and customers Collaborations accelerate the path to advantage: Rigetti is the lead industry partner of a US Quantum Information Research Center Superconducting Quantum Materials and Systems Center: One of five national DOE QIS Research Centers Five-year, $115M effort 20 partner institutions with 80+ experts from academia, industry, and government

Select life science partners: Opportunity for breakthrough advances in life sciences Problem Developing treatments for leading causes of illness requires understanding the biochemical properties of potential therapies.1 Constraint Exact modeling of molecular and materials properties grows exponentially with each added atom. Potential Quantum Solution Direct quantum simulations may better predict properties, enabling candidate therapies to reach market faster.

Opportunity for faster financial market insights

Select financial application partners:

standard chartered

Nasdaq

UK Research and Innovation



Problem

Optimizing investment positions and pricing decisions depends on accurate quantitative models that can swiftly respond to changing market conditions.

Constraint

Realistic models incorporating available data can be too slow and expensive to inform real-time decision making.

Potential Quantum Solution

Quantum enhanced machine learning and Monte Carlo simulation[1,2] may yield quantitative insights in a fraction of the time, allowing faster responses to market changes.

1 "Goldman Sachs predicts quantum computing 5 years away from use in markets." *Financial Times*, 29 Apr. 2021.
2 Giurgica-Tiron, Tudor, et al. "Low Depth Algorithms for Quantum Amplitude Estimation." ArXiv:2012.03348 [Quant-Ph], Dec. 2020. arXiv.org.

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rigetti

Pioneering Leadership: Track record of reaching key industry milestones first through innovation and collaboration.

2022 Commercial availability of Aspen-M 80-qubit system, the largest quantum computer on AWS 2019 32-qubit system developed and launched on Amazon Web Services 2013 Rigetti & Co, Inc. founded by Chad Rigetti, PhD as the first universal pure-play quantum computing company 2015 Established facility in Berkeley, CA with leading quantum computing modality: superconducting qubits 2017 Rigetti becomes early mover in building and deploying a universal gate-model quantum computer over the cloud 2021 First scalable quantum chip demonstrated based on Rigetti proprietary modular architecture 2016 Rigetti’s Fab-1 is commissioned as the first dedicated quantum chip fabrication facility 2018 First chemically accurate simulation on a cloud quantum computer 2014 Patented hybrid quantum-classical co-processor architecture to practical quantum computing 2020 Selected to build first commercial quantum computer in the UK Focused operational execution

Annual and Quarterly Financial Highlights Fiscal Year 20211 Item FY21 FY20 Revenue $8.2M $5.5M Gross Margin 80% 73% GAAP Operating Loss ($34.1M) ($35.1M) Net Loss2 ($38.2M) ($26.1M) Adjusted EBITDA3 ($27.5M) ($27.5M) EPS (basic & diluted) ($1.74) ($1.26) 1 11 months ended December 31st, fiscal year-end was changed from January 31st to December 31st in fiscal 2021. 2 YoY net loss delta reflects change in FMV of ($1.7M) of warrant liability and approx. ($2.5M) in interest exp. in fiscal 2021 and gain on extinguishment of debt in prior fiscal year 2020. 3 Adjusted EBITDA is a non-GAAP financial measure. Refer to the reconciliation tables at the end of this presentation of Adjusted EBITDA to Net loss, the closest GAAP measure. First Quarter 2022 Item 1Q22 1Q21 Revenue $2.1M $2.4M Gross Margin 80% 73% GAAP Operating Loss ($23.8M) ($7.7M) Net Loss ($10.5M) ($7.8M) Adjusted EBITDA3 ($13.9M) ($6.0M) EPS (basic & diluted) ($0.20) ($0.36) Cash and Cash Equivalents as of March 31, 2022: $206.6M

Investment Highlights World-changing potential Cutting-edge technology Top-tier partners Pioneering leadership Pioneers and Innovators in Quantum Rigetti Computing

Rigetti Computing, Inc. Reconciliation of Net Loss to Adjusted EBITDA    (Millions) 11 Months Ended Year Ended     December 31, January 31, 2021 (fiscal year 2021) 2021 (fiscal year 2020) Net loss $ (38.2) $ (26.1) Excluding:     Depreciation 4.7 4.3 Stock compensation 1.8 2.6   Interest expense (net) 2.5 (0.01) Change in fair value of warrant liabilities 1.7 —   Change in fair value of forward contract agreement liabilities 0.2 —  Gain on extinguishment of debt — (8.9)   Other non-recurring costs*  — 0.7 Adjusted EBITDA $ (27.5) $ (27.5) * Other non-recurring non-operating costs related to severance costs in connection with headcount reductions during the 2020 fiscal year as a result of the COVID-19 pandemic, of which $0.3M is reflected as R&D and $0.4M is reflected as G&A in fiscal year 2020

Rigetti Computing, Inc. Reconciliation of Net Loss to Adjusted EBITDA    (Millions) 3 Months Ended 3 Months Ended     March 31, March 31, 2022 2021 Net loss $ (10.5) $ (7.8) Excluding:     Depreciation 1.4 1.1 Stock compensation 11.5 0.6   Interest expense (net) 1.2 0.1 Change in fair value of derivative warrant liabilities (5.8) —   Change in fair value of forward contract agreement liability (3.0)   — Change in fair value of earn out liability (9.6)   — Merger-related transaction costs* 0.9   — Adjusted EBITDA $ (13.9) $ (6.0) * Merger-related transaction costs are comprised of the allocation of certain legal, accounting and other costs related to the assets and liabilities acquired in the business combination with Supernova.